CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PERSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the accompanying Quarterly Report of FOREVER VALUABLE COLLECTIBLES, INC. (the Company") on Form 10-Q for the quarter ended March 31, 2012 herein as filed with the Securities and Exchange Commission (the "Report"), I, Jodi K. Stevens, President, Chief Executive and Chief Financial Officer of the Company, certify that, to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2012	By:	/s/ Jodi K. Stevens
Jodi K. Stevens
President, Chief Executive Officer and
Chief Financial Officer